SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):              09/27/1999

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the
Trust Agreement, dated as of February 1, 1999, providing for the issuance of First Nationwide Trust 1999-1, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-1)

Structured Asset Securities Corporation
(Exact name of registrant as specified in its charter)


Delaware             333-68513-02               74-2440850
(State or Other      (Commission                (I.R.S. Employer
Jurisdiction         File Number)               Identification No.)
of Incorporation)


       200 Vesey Street
       New York, New York                            10285
       (Address of Principal                      (Zip Code)
       Executive Offices)

Registrant's telephone number, including area co(212) 526-5594


Item 5.Other Events.

On Behalf of Structured Assets Securities Corporation, First Nationwide Trust Series 1999-1, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated February 1, 1999 by U.S. Bank National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated
March 31, 1999. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly distribution to the holders of the Certificates, Due

A.     Monthly Report Information:
       See Exhibit No. 1

B.     Have any deficiencies occurred?   NO.
                     Date:
                     Amount:

C.     Item 1: Legal Proceedings:               NONE

D.     Item 2: Changes in Securities:           NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.     Item 5: Other Information - Form 10-Q, Part II -
       Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

Structured Asset Securities Corporation
Mortgage Pass-Through Certificates, Series 1999-1

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Distribution
Date       09/27/1999
                                      Class     Realized Loss
         Beginning                   Accrued    of Principal
Class     Balance      Principal     Interest      Allocated
 1-A1     97477072.13    736632.80     507693.08              0
  AP       1629581.54      7543.41           NA               0
AX (1)     4046395.60          NA       21543.62              0
 2-A1    242907823.64   1226532.64    1315750.71              0
2-A2 (3    1806371.68         0.00          0.00              0
 2-A3     21457000.00         0.00     116225.42              0
 2-A4       132100.00         0.00           NA               0
2-A5 (3   20993539.55         0.00          0.00              0
 2-A6    117470403.39    550929.82     636298.02              0
 2-A7    116000600.00         0.00     628336.58              0
 2-A8    165129924.74    749175.89     894453.76              0
 1-B1       714151.04      2538.19       3719.54              0
 2-B1     13066512.80     11553.43      70776.94              0
 1-B2       357565.33      1270.84       1862.32              0
 2-B2      6534251.27      5777.59      35393.86              0
 1-B3       255683.70       908.73       1331.69              0
 2-B3      2904001.13      2567.72      15730.01              0
 1-B4       203763.26       724.20       1061.27              0
 2-B4      2904001.13      2567.72      15730.01              0
 1-B5       152822.43       543.15        795.95              0
 2-B5      1088378.64       962.35       5895.38              0
 1-B6       205094.85       728.93       1068.20              0
 2-B6      1815494.57      1605.26       9833.93              0
   R           100.00         0.00          1.09              0

TOTAL:   815206236.82   3302562.67    4283501.38              0

       Net Prepmt    Current      Outstanding
       Interest      Interest     Interest      Remaining
Class  Shortfall Amt Shortfall (2)Shortfall     Balance
1-A1                0            0             0    96740439.33
AP                  0            0             0     1622038.13
AX (1)              0            0             0     3995462.02
2-A1                0            0             0   241681291.00
2-A2 (3             0            0             0     1816156.19
2-A3                0            0             0    21457000.00
2-A4                0            0             0      132100.00
2-A5 (3             0            0             0    21107254.56
2-A6                0            0             0   116919473.57
2-A7                0            0             0   116000600.00
2-A8                0            0             0   164380748.85
1-B1                0            0             0      711612.85
2-B1                0            0             0    13054959.37
1-B2                0            0             0      356294.49
2-B2                0            0             0     6528473.68
1-B3                0            0             0      254774.97
2-B3                0            0             0     2901433.41
1-B4                0            0             0      203039.06
2-B4                0            0             0     2901433.41
1-B5                0            0             0      152279.28
2-B5                0            0             0     1087416.29
1-B6                0            0             0      204365.92
2-B6                0            0             0     1813889.31
R                   0            0             0         100.00

TOTAL:              0            0             0   812027173.67

(1) Class AX is an Interest-only Class and the Balances reflected for these Certificates are Notional Balances
(2) Negative reflects repayment of Interest Shortfalls in prior periods
(3) Classes 2-A2 and 2-A5 are Accrual Certificates

                     Accrual
       Class         Amount
         2-A2             9,784.51
         2-A5           113,715.01

AMOUNTS PER $1,000 UNIT

         Beginning    Principal   Interest
Class     Balance    Distribution  Distribution
  1-A1     954.497201     7.213121      4.971340
  AP       982.960919     4.550173           NA
  AX       948.090585          NA       5.047777
  2-A1     971.631295     4.906131      5.263003
  2-A2     752.654867     0.000000      0.000000
  2-A3    1000.000000     0.000000      5.416667
  2-A4    1000.000000     0.000000      0.000000
  2-A5    1032.943296     0.000000      0.000000
  2-A6     978.920028     4.591082      5.302484
  2-A7    1000.000000     0.000000      5.416667
  2-A8     974.483456     4.421122      5.278452
  1-B1     979.631056     3.481742      5.102250
  2-B1     994.861642     0.879658      5.388834
  1-B2     979.631041     3.481753      5.102247
  2-B2     994.861643     0.879657      5.388834
  1-B3     979.631034     3.481724      5.102261
  2-B3     994.861641     0.879657      5.388835
  1-B4     979.631058     3.481731      5.102260
  2-B4     994.861641     0.879657      5.388835
  1-B5     979.630962     3.481731      5.102244
  2-B5     994.861645     0.879662      5.388830
  1-B6     979.631278     3.481719      5.102235
  2-B6     994.861649     0.879657      5.388835
  R       1000.000000     0.000000     10.900000

AMOUNTS PER $1,000 UNIT

       Realized Loss              Current Period
       of Principal  Remaining    Pass-Through
Class  Allocated     Balance      Rate
  1-A1        0.00000    947.28408        6.250%
  AP          0.00000    978.41075           NA
  AX          0.00000    936.15659        6.389%
  2-A1        0.00000    966.72516        6.500%
  2-A2        0.00000    756.73175        6.500%
  2-A3        0.00000   1000.00000        6.500%
  2-A4        0.00000   1000.00000           NA
  2-A5        0.00000   1038.53841        6.500%
  2-A6        0.00000    974.32895        6.500%
  2-A7        0.00000   1000.00000        6.500%
  2-A8        0.00000    970.06233        6.500%
  1-B1        0.00000    976.14931        6.250%
  2-B1        0.00000    993.98198        6.500%
  1-B2        0.00000    976.14929        6.250%
  2-B2        0.00000    993.98199        6.500%
  1-B3        0.00000    976.14931        6.250%
  2-B3        0.00000    993.98198        6.500%
  1-B4        0.00000    976.14933        6.250%
  2-B4        0.00000    993.98198        6.500%
  1-B5        0.00000    976.14923        6.250%
  2-B5        0.00000    993.98198        6.500%
  1-B6        0.00000    976.14956        6.250%
  2-B6        0.00000    993.98199        6.500%
  R           0.00000   1000.00000        6.500%


Reports to Certificateholders
Trust Agreement Dated February 1, 1999
(Pursuant to Section 4.03)


                                  Group 1       Group 2            Total
i) Beg Aggregate Scheduled Prin Ba   99531800.67   715674436.12 815206236.79
Scheduled Principal                    353764.70      632908.10    986672.80
Curtailment and Paid in Full            55175.46      131592.47    186767.93
Paid in Full                           335023.96     1670598.46   2005622.42
Liquidation Proceeds                        0.00           0.00         0.00
Insurance Proceeds                          0.00           0.00         0.00
Realized Loss                               0.00           0.00         0.00
End Aggregate Scheduled Prin Bal     98787836.55   713239337.09 812027173.64

ii) Aggregate Advances            Group 1       Group 2            Total
Principal Advances                     108387.80      196143.42    304531.22
Interest Advances                      174454.89     1302195.12   1476650.01

iii) Realized Losses
Realized Losses                   Group 1       Group 2            Total
       Current                              0.00           0.00         0.00
       Since Cutoff                         0.00           0.00         0.00

Special Hazard Loss Amount
       Current                              0.00           0.00         0.00
       Since Cutoff                         0.00           0.00         0.00

Fraud Loss Amount
       Current                              0.00           0.00         0.00
       Since Cutoff                         0.00           0.00         0.00

Bankruptcy Loss Amount
       Current                              0.00           0.00         0.00
       Since Cutoff                         0.00           0.00         0.00

                                  Group 1       Group 2            Total
iv) Servicing Fee                       20735.79      149098.84    169834.63


v) Mortgage Loans Outstanding and Delinquency Information
Outstanding Loans    Group 1      Group 2            Total
       Count                                                   2,457
       Balance         98787836.55  713239337.09   812027173.64

31-60 Days Delinquent
       Count                     0             2              2
       Balance                0.00    576,518.47     576,518.47

61-90 Days Delinquent
       Count                     0             0              0
       Balance                0.00          0.00           0.00

91 Days or More Delinquent
       Count                     0             0              0
       Balance                0.00          0.00           0.00


vi) Delinquency Information for Mortgage Loans in Foreclosure Proceedings
31-60 Days DelinquentGroup 1      Group 2            Total
       Count                     0             0              0
       Balance                0.00          0.00           0.00

61-90 Days Delinquent
       Count                    0             0              0
       Balance               0.00          0.00           0.00

91 Days or More Delinquent
       Count                     0             0              0
       Balance                0.00          0.00           0.00

vii) Mortgage Loans becoming REO Property during the preceding calendar month

                                                    Deemed
                         Loan       Principal      Principal
           Group        Number       Balance        Balance
             0             0            0            0.00

viii) Deleted and Qualifying Sustitute Mortgage Loans
                                       Loan        Principal
                         Group        Number        Balance
                                 0             0           0.00

                     Group 1      Group 2       Total
ix) Unpd Prin                 0.00          0.00           0.00
    Unpd Int                  0.00          0.00           0.00

                                  Loan          Principal
                     Group        Number        Balance
x) Purchased                     0             0           0.00
Mortgage Loans

xi) Class 2-A3 Guaranteed Distributions paid              0.00


xii) Class 2-A3 Certificate Insurance Premium           715.00



                                  SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                  STRUCTURED ASSET SECURITIES

                     By: /s/ Eve Kaplan
                     Name:        Eve Kaplan
                     Title:       Vice President


       Dated:            30-Sep-99